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                                                                    Exhibit 10.7
                                                                  EXECUTION COPY

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                      SECOND LIEN SHARED SECURITY AGREEMENT


                              Dated August 11, 2003


                                      From


                         The Grantors referred to herein


                                   as Grantors
                                   -----------

                                       to

                        Wells Fargo Bank Minnesota, N.A.

                              as Collateral Trustee
                              ---------------------

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                          T A B L E  O F  C O N T E N T S
                          - - - - -  - -  - - - - - - - -

Section                                                                     Page

Section 1.  Definitions; Other Interpretive Provisions ....................... 3

Section 2.  Grant of Security ............................................... 12

Section 3.  Security for Obligations ........................................ 16

Section 4.  Grantors Remain Liable .......................................... 17

Section 5.  Delivery and Control of Security Collateral ..................... 17

Section 6.  Maintaining the Account Collateral .............................. 19

Section 7.  Maintaining Electronic Chattel Paper, Transferable
             Records and Letter-of-Credit Rights and Giving
             Notice of Commercial Tort Claims ............................... 21

Section 8.  Representations and Warranties .................................. 21

Section 9.  Further Assurances .............................................. 24

Section 10. Post-Closing Changes; Bailees; Collections on
             Receivables and Related Contracts .............................. 25

Section 11. As to Intellectual Property Collateral .......................... 26

Section 12. Voting Rights; Dividends; Etc. .................................. 27

Section 13. As to Letter-of-Credit Rights ................................... 28

Section 14. Transfers and Other Liens; Additional Shares .................... 29

Section 15. Collateral Trustee Appointed Attorney-in-Fact ................... 29

Section 16. Collateral Trustee May Perform .................................. 30

Section 17. The Collateral Trustee's Duties ................................. 30

Section 18. Remedies ........................................................ 30

Section 19. Indemnity and Expenses .......................................... 32

Section 20. Amendments; Waivers; Additional Grantors; Etc. .................. 33

Section 21. Notices, Etc. ................................................... 33

Section 22. Continuing Security Interest .................................... 34

Section 23. Release; Termination ............................................ 35

Section 24. Security Interest Absolute ...................................... 35

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Section 25. Execution in Counterparts ....................................... 36

Section 26. The Mortgages ................................................... 36

Section 27. Collateral in the State of Louisiana ............................ 36

Section 28. Governing Law ................................................... 37

Section 29. Submission to Jurisdiction and Waiver ........................... 37

Section 30. Intercreditor Agreement ......................................... 38

Schedules
---------

Schedule I       -   Location, Chief Executive Office, Place Where Agreements
                     Are Maintained, Type Of Organization, Jurisdiction Of
                     Organization And Organizational Identification Number
Schedule II      -   Pledged Equity, Pledged Debt, Securities Accounts and
                     Commodity Accounts
Schedule II-A    -   Equity not to Be Pledged
Schedule III     -   Changes in Name, Location, Etc.
Schedule IV      -   Account Collateral (Designated Accounts)
Schedule V       -   Account Collateral not Subject to Account Control Agreement
Schedule VI      -   Commercial Tort Claims

Exhibits
--------

Exhibit A        -   Form of Second Lien Shared Security Agreement Supplement
Exhibit B        -   Form of Account Control Agreement (Deposit Account/
                     Securities Account)
Exhibit C        -   Form of Securities Account Control Agreement
Exhibit D        -   Form of Commodity Account Control Agreement
Exhibit E        -   Form of Intellectual Property Second Lien Shared Security
                     Agreement
Exhibit F        -   Form of Intellectual Property Second Lien Shared Security
                     Agreement Supplement
Exhibit G        -   Form of Consent to Assignment of Letter of Credit Rights

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                      SECOND LIEN SHARED SECURITY AGREEMENT

          SECOND LIEN SHARED SECURITY AGREEMENT dated August 11, 2003 (this "Second Lien Shared Security Agreement") made by Dynegy Holdings Inc., a Delaware corporation ( "DHI"), the other Persons listed on the signature pages hereof (the "Initial Grantors") and the Additional Grantors (as defined in
Section 20) (DHI, Initial Grantors and the Additional Grantors being, collectively, the "Grantors"), to Wells Fargo Bank Minnesota, N.A., (with its successors in such capacity, the "Collateral Trustee") for the benefit of the Secured Parties (as defined below).

          PRELIMINARY STATEMENTS.

          (1) DHI and the guarantors named therein have entered into an Indenture, dated as of the date hereof (the "Indenture") with Wilmington Trust Company, as Trustee (in such capacity, the "Trustee") and the Collateral Trustee pursuant to which it is issuing, as of the date hereof, (i) $225,000,000 of Second Priority Senior Secured Floating Rate Notes due 2008, (ii) $525,000,000 of 9.875% Second Priority Senior Secured Notes due 2010, (iii) $700,000,000 of 10.125% Second Priority Senior Secured Notes due 2013 and (iv) may, from time to time, issue additional notes in accordance with the provisions of the Indenture (collectively, the "Notes").

          (2) DHI has entered into a Credit Agreement dated as of April 1, 2003 with Dynegy Inc., as the parent guarantor (the "Parent Guarantor"), the other guarantor parties thereto, Citibank, N.A. and Bank of America, N.A., as administrative agents, the other lender parties thereto, Citibank, N.A., as payment agent, Bank One, NA (main office Chicago), as L/C Issuer, Bank One, NA (main office Chicago), as collateral agent (together with successors in such capacity, the "First Priority Collateral Agent"), Salomon Smith Barney, Inc., Banc of America Securities LLC and Bank One, NA (main office Chicago), as co-lead arrangers, and Salomon Smith Barney, Inc. and Banc of America Securities LLC, as book running managers (said Agreement, as it may hereafter be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, being the "Credit Agreement").

          (3) DHI is the guarantor under that certain Guaranty dated August 7, 2000 (the "CoGen Guaranty") in favor of the Guaranteed Parties (as defined therein) (the "CoGen Guaranteed Parties") pursuant to which it guaranteed certain of the obligations of CoGen Lyondell, Inc. under the Operative Documents referred to in that certain Participation Agreement dated August 7, 2000, among CoGen Lyondell, Inc., as the Lessee, Dynegy Holdings Inc., as Guarantor, Operating Lessor Limited Company, as the Lessor, Four Winds Funding Corp., as Tranche A Lender, Tranche B Lender and Conduit, the Certificate Holders and the Liquidity Banks party thereto, and Commerzbank AG, New York Branch, as Administrative Agent and Lease Arranger (the CoGen Guaranty together with such Operative Documents and any amendments, supplements, replacements, restatements and refinancings thereof being referred to herein as the "CoGen Facility").

          (4) DHI is the guarantor under those certain Guaranties dated March 10, 2000 and June 28, 2002 (the "Riverside Guaranties") in favor of the Guaranteed Parties and the Lenders, respectively (each as defined therein) (the "Riverside Guaranteed Parties") pursuant to which it

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guaranteed certain of the obligations of Riverside Generating Company, L.L.C.
under the Operative Documents referred to in that certain Participation Agreement, dated March 10, 2000, among Riverside Generating Company, L.L.C., as the Lessee and Construction Agent, Dynegy Holdings Inc., as Guarantor, Lawrence County Riverside Trust 2000, as the Lessor, Atlantic Asset Securitization Corp., as Tranche A Lender, the Liquidity Purchasers, the Tranche B Lenders and the Certificate Holder party thereto, Commerzbank AG, New York and Grand Cayman Branches, as Syndication Agent, Credit Agricole Indosuez, as Documentation Agent, and Canadian Imperial Bank of Commerce, Bayerische Landesbank Girozentrale and KBC Bank N.V., as Co-Agents, and Credit Lyonnais New York Branch, as Administrative Agent and Lead Arranger (together with any amendments, supplements, replacements, restatements and refinancings thereof, collectively, the "Riverside Facility").

          (5) DHI is party to that certain Amended and Restated Performance Agreement, effective as of March 27, 2001 (as heretofore amended, the "Alpha Guaranty"), in favor of ABG Gas Supply, L.L.C. pursuant to which it guaranteed the obligations of (i) DMT Supply LP under that certain Amended and Restated Natural Gas Purchase Agreement dated as of March 27, 2001 and (ii) Dynegy Marketing & Trade under that certain Nomination Agreement dated as of March 27, 2000 (the Alpha Guaranty and the documents referred to in clauses (i) and (ii), together with any amendments, supplements, replacements, restatements and refinancings thereof, are collectively referred to herein as the "Alpha Facility").

          (6) DHI is party to that certain Collateral Trust and Intercreditor Agreement dated April 1, 2003 (as such agreement may be amended, supplemented, replaced or otherwise modified hereafter from time to time, the "Collateral Trust Agreement") with the Grantors, Wilmington Trust Company, a Delaware banking corporation (not in its individual capacity, but solely as corporate trustee, together with any successor corporate trustee appointed pursuant to
Article VII of the Collateral Trust Agreement, the "First Priority Corporate Trustee") and John M. Beeson, Jr., an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (together with any successor individual trustee appointed pursuant to Article VII of the Collateral Trust Agreement, the "First Priority Individual Trustee"; and, together with the Corporate Trustee, the "First Priority Collateral Trustees").

          (7) Pursuant to the Credit Agreement and in order to satisfy certain conditions in the Alpha Guaranty, the CoGen Guaranty and the Riverside Guaranties, the Grantors and the First Priority Collateral Trustees entered into a Shared Security Agreement, dated April 1, 2003 (together with any amendments, supplements, replacements and restatements thereof, the "First Priority Shared Security Agreement"), in order to grant to the First Priority Collateral Trustees for the ratable benefit of the Shared Secured Parties (as defined in the Credit Agreement) a security interest in the Shared Collateral.

          (8) The First Priority Collateral Trustees agreed, pursuant to the terms of the Collateral Trust Agreement, to accept the pledge and assignment, and the grant of a security interest, under the First Priority Shared Security Agreement as security for the Priority Lien Obligations.

          (9) Pursuant to the Credit Agreement and the Indenture, the Grantors, the First Priority Collateral Trustees, the First Priority Collateral Agent and the Collateral Trustee have

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agreed to enter into an Intercreditor Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented, replaced or otherwise modified hereafter from time to time the "Intercreditor Agreement").

          (10) The Collateral Trustee has agreed, pursuant to the terms of the Indenture and the Intercreditor Agreement, to accept the pledge and assignment, and the grant of a security interest, under this Second Lien Shared Security Agreement as security for the Parity Lien Obligations.

          (11) Each Grantor is the owner of the Initial Pledged Equity set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule II hereto and issued by the Persons named therein and of the Initial Pledged Debt set forth (to the extent the same is evidenced by instruments) opposite such Grantor's name on and as otherwise described in Part II of Schedule II hereto and issued by the Obligors named therein.

          (12) Each Grantor has Pledged Security Entitlements with respect to all the Pledged Financial Assets credited from time to time to such Grantor, as set forth opposite such Grantor's name on and as otherwise described in Part III of Schedule II hereto.

          (13) Each Grantor has rights in and to the Pledged Commodity Contracts carried from time to time in such Grantor's Commodities Accounts, set forth opposite such Grantor's name on and as otherwise described in Part IV of
Schedule II hereto.

          (14) Each Grantor has opened Other Deposit Accounts with banks, in the name of such Grantor and subject to the terms of this Second Lien Shared Security Agreement, as described in Schedule IV hereto.

          (15) It is a condition precedent to the Trustee entering into the Indenture that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Second Lien Shared Security Agreement.

          (16) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by this Second Lien Shared Security Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Trustee to enter into the Indenture and the holders of the Notes to purchase the Notes, each Grantor hereby agrees with the Collateral Trustee for the ratable benefit of the Secured Parties as follows:

          Section 1. Definitions; Other Interpretive Provisions. The interpretive provisions set forth in Section 1.04 of the Indenture are incorporated by reference herein. Terms defined in the Indenture or the Intercreditor Agreement and not otherwise defined in this Second Lien Shared Security Agreement are used in this Second Lien Shared Security Agreement as defined in the Indenture or the Intercreditor Agreement. The terms incorporated by reference to the Credit Agreement are defined as used in the Credit Agreement as in effect as of the date hereof. Further, unless otherwise defined in this Second Lien Shared Security Agreement, the Indenture or the Intercreditor Agreement, terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations are used in this Second Lien Shared Security Agreement as such terms

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are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. As
used in this Second Lien Shared Security Agreement the following terms shall have the meanings set forth below:

          "Account Collateral" means, collectively, the following:

               (a) the Other Deposit Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Accounts and the Other Deposit Accounts;

               (b) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustee for or on behalf of any Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

               (c) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral.

          "Account Control Agreement" has the meaning specified in Section 6(a).

          "Additional Grantor" has the meaning specified in Section 20(b).

          "Additional Provisions" has the meaning specified in the definition of "Federal Book Entry Regulations" set forth herein.

          "After-Acquired Intellectual Property" has the meaning specified in
     Section 11(b).

          "Agreement Collateral" means the Assigned Agreements, including, without limitation, (a) all rights of any Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (b) any rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (c) claims of any Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (d) the right of any Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder.

          "Alpha Facility" has the meaning specified in Preliminary Statement
     (5).

          "Alpha Guaranty" has the meaning specified in Preliminary Statement
     (5).

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          "Assigned Agreements" means, collectively, each of the contracts and agreements to which any Grantor is now or may hereafter become a party, in each case as such contracts and agreements may be amended, amended and restated, supplemented or otherwise modified from time to time, to the extent permitted by the Indenture.

          "CoGen Facility" has the meaning specified in Preliminary Statement
     (3).

          "CoGen Guaranteed Parties" has the meaning specified in Preliminary Statement (3).

          "CoGen Guaranty" has the meaning specified in Preliminary Statement
     (3).

          "Collateral Trust Agreement" has the meaning specified in Preliminary Statement (6).

          "Collateral Trustee" has the meaning specified in the recital of the parties hereto.

          "Commercial Tort Claims Collateral" means all commercial tort claims described in Schedule VI hereto, provided, however, that any commercial tort claim shall not be included in the "Commercial Tort Claims Collateral" to the extent, but only to the extent, that the assignment thereof or grant of a security interest therein would violate any effective or enforceable provision of applicable law.

          "Commodity Account Control Agreement" has the meaning specified in
     Section 5(d).

          "Commodity Accounts" means those commodities accounts of each Grantor as described in Part IV of Schedule II hereto.

          "Computer Software" means all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing.

          "Consent to Assignment of Letter of Credit Rights" means an agreement in substantially the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit G or otherwise in form and substance reasonably satisfactory to the Collateral Trustee.

          "Copyrights" means all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered.

          "Credit Agreement" has the meaning specified in Preliminary Statement
     (2).

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          "Designated Accounts" means any Account Collateral that constitutes:
     (a) any deposit accounts listed in Schedule IV hereto and the funds credited to any such deposit accounts, and (b) any securities accounts and any financial assets that are credited to any such securities accounts.

          "DHI" has the meaning specified in the recital of the parties hereto.

          "Equipment" means all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is embedded in and is part of the equipment.

          "Excluded Agreements" has the meaning specified in paragraph (ii) in the "notwithstanding" clause at the end of Section 2.

          "Excluded Authorizations" has the meaning specified in paragraph (iii) of the "notwithstanding" clause at the end of Section 2.

          "Excluded Equity" has the meaning specified in paragraph (v) of the "notwithstanding" clause at the end of Section 2.

          "Excluded Shared Collateral" means any Shared Collateral that, under the provisions of paragraph (i) of the "notwithstanding" clause at the end of Section 2, is to be excluded from the lien and security interest granted by any Grantor under clauses (a) through (j) of Section 2.

          "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R.
     Part 357, 31 C.F.R. Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause
     (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          "First Priority Collateral Agent" has the meaning specified in Preliminary Statement (2).

          "First Priority Collateral Trustees" has the meaning specified in Preliminary Statement (6).

          "First Priority Controlling Collateral Parties" has the meaning specified in the Intercreditor Agreement.

          "First Priority Corporate Trustee" has the meaning specified in Preliminary Statement (6).

          "First Priority Individual Trustee" has the meaning specified in Preliminary Statement (6).

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          "First Priority Lien Satisfaction Date" means the first date on which the Priority Lien Obligations are Paid in Full.

          "First Priority Shared Security Agreement" has the meaning specified in Preliminary Statement (7).

          "Grantors" has the meaning specified in the recital of the parties hereto.

          "Indemnified Party" has the meaning specified in Section 19.

          "Indenture" has the meaning specified in Preliminary Statement (1).

          "Indenture Documents" means the Indenture, the Notes, the Mortgages, this Second Lien Shared Security Agreement, the Second Lien Non-Shared Security Agreement and the Intercreditor Agreement.

          "Initial Grantors" has the meaning specified in the recital of the parties hereto.

          "Initial Pledged Debt" means the indebtedness described in Part II of
     Schedule II hereto.

          "Initial Pledged Equity" means the shares of stock or other Equity Interests as described in Part I of Schedule II hereto.

          "Intellectual Property Collateral" means, collectively, the following:
     (a) all Patents; (b) all Trademarks; (c) all Copyrights; (d) all Computer Software; (e) all Trade Secrets and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works; (f) all registrations and applications for registration for any of the foregoing, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof; (g) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of any Grantor accruing thereunder or pertaining thereto; (h) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which any Grantor, now or hereafter, is a party or a beneficiary ("IP Agreements"); and (i) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages.

          "Intellectual Property Second Lien Shared Security Agreement" has the meaning specified in Section 11(a).

          "Intercreditor Agreement" has the meaning specified in Preliminary Statement (9).

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          "Inventory" means all inventory in all of its forms, including, without limitation, (a) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (b) goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind, and (c) goods that are returned to or repossessed or stopped in transit by any Grantor), and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in and is part of the inventory, provided, however, that goods in which any Grantor has an interest or right as consignee shall be excluded from the definition of "Inventory".

          "IP Agreements" has the meaning specified in the definition of the term "Intellectual Property Collateral" herein.

          "IP Second Lien Shared Security Agreement Supplement" has the meaning specified in Section 11(b).

          "Knowledge" means, in the case of the knowledge of a Grantor, the best knowledge of such Grantor's executive officers after due inquiry and investigation.

          "Mortgages" means each deed of trust, trust deed, mortgage, leasehold mortgage and leasehold deed of trust delivered by a Grantor pursuant to the Indenture or any instrument evidencing Parity Lien Obligations.

          "Netting Agreements" has the meaning set forth in Section 1.01 of the Credit Agreement.

          "Notes" has the meaning specified in Preliminary Statement (1).

          "Obligors" means any Person obligated on an account, chattel paper, instrument, or general intangible.

          "Other Deposit Accounts" means those deposit accounts with banks opened by each Grantor, as described in Schedule IV and Schedule V hereto.

          "Paid in Full" means (a) the payment in full in cash of (i) all principal and interest in respect of the Priority Lien Obligations and (ii) all other valid Priority Lien Obligations that are claimed within 30 days of the last date on which all principal and interest in respect of the Priority Lien Obligations shall have been paid in full and (b) the termination in full of all commitments in respect of the Priority Lien Obligations. "Payment in Full" shall have the correlative meaning.

          "Parent Guarantor" has the meaning set forth in Preliminary Statement
     (2).

          "Patents" means all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto.

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          "Permitted Collateral" means any of the following property: (a)
     Receivables (together with all general intangibles, and payment intangibles related thereto or arising therefrom and all proceeds and products of any of the foregoing), (b) cash and short-term investments, and (c) all dividends, interest, distributions, and other proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the foregoing.

          "Permitted Contracts" has the meaning set forth in Section 1.01 of the Credit Agreement.

          "Pledged Account Banks" has the meaning specified in Section 6(a).

          "Pledged Commodity Contracts" means the commodity contracts carried from time to time in each Grantor's Commodity Account.

          "Pledged Debt" has the meaning specified in the definition of the term "Security Collateral" herein.

          "Pledged Equity" has the meaning specified in the definition of the term "Security Collateral" herein.

          "Pledged Financial Assets" means the financial assets credited from time to time to each Grantor's Securities Accounts.

          "Pledged Security Entitlements" means each Grantor's security entitlements with respect to the Pledged Financial Assets credited from time to time to such Grantor's Securities Accounts.

          "Receivables" means, to the extent the same are not referred to in Sections 2(d), 2(e) and 2(f) herein, all accounts (including, without limitation, receivables under Permitted Contracts or Netting Agreements), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being referred to herein as the "Related Contracts").

          "Required Regulatory Approvals" has the meaning specified in Section 8(g).

          "Related Contracts" has the meaning specified in the definition of the term "Receivables" herein.

          "Riverside Facility" has the meaning specified in Preliminary Statement (4).

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          "Riverside Guaranteed Parties" has the meaning specified in
     Preliminary Statement (4).

          "Riverside Guaranties" has the meaning specified in Preliminary Statement (4).

          "Second Lien Non-Shared Security Agreement" has the meaning specified in the Intercreditor Agreement.

          "Second Lien Shared Security Agreement" has the meaning specified in the recital of the parties hereto.

          "Second Lien Shared Security Agreement Supplement" has the meaning specified in Section 20(c).

          "Second Preferred Fleet Mortgage" means the Second Preferred Fleet Mortgage dated as of August 11, 2003 by Midstream Barge Company, L.L.C. in favor of the Collateral Trustee, as the same may be amended, amended and restated, supplemented, replaced or otherwise modified from time to time in accordance with the Indenture and the Intercreditor Agreement.

          "Secured Parties" means each of the Collateral Trustee, the Trustee, the holders of any Note, the holders of any other Parity Lien Obligations and any other Second Priority Collateral Party.

          "Securities Account Control Agreement" has the meaning specified in
     Section 5(c).

          "Securities Accounts" means those securities accounts of each Grantor as described in Part III of Schedule II hereto.

          "Security Collateral" means, collectively, the following:

               (a) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

               (b) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

               (c) all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by any Grantor in any manner and all additional shares of stock or Equity Interests of or in any new direct Subsidiary of any Grantor formed or

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                                       11

          acquired by any Grantor in any manner after the date of this Second Lien Shared Security Agreement (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

               (d) all additional indebtedness from time to time owed to any Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

               (e) the Securities Account, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Account, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto;

               (f) the Commodities Account, all Pledged Commodity Contracts from time to time carried in the Commodities Account, and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Commodity Contracts; and

               (g) all other investment property (including, without limitation, all (i) securities, whether certificated or uncertificated, (ii) security entitlements, (iii) securities accounts,
          (iv) commodity contracts and (v) commodity accounts) in which any Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto.

          "Security Control Agreements" has the meaning specified in Section
     5(d).

          "Shared Collateral" has the meaning specified in the first paragraph of Section 2.

          "Shared Collateral Documents" has the meaning set forth in Section
     1.01 of the Intercreditor Agreement.

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                                       12

          "Subagent" has the meaning specified in Section 17(b).

          "Trademarks" means all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby.

          "Trade Secrets" means all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information.

          "Trustee" has the meaning specified in Preliminary Statement (1).

          "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

          "UETA" means the Uniform Electronic Transactions Act, as in effect in any relevant jurisdiction.

          Section 2. Grant of Security. Each Grantor hereby grants to the Collateral Trustee, in each case, in trust pursuant to the Indenture for the ratable benefit of the Secured Parties, a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Shared Collateral"):

          (a)  all Equipment;

          (b)  all Inventory;

          (c)  all Receivables and all Related Contracts;

          (d)  the Security Collateral;

          (e)  the Agreement Collateral;

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                                       13

          (f)  the Account Collateral;

          (g)  the Intellectual Property Collateral;

          (h)  all Commercial Tort Claims Collateral;

          (i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Shared Collateral; and

          (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Shared Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 2 and this clause (j)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Shared Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

          Notwithstanding anything to the contrary contained in this Section 2, the following property shall be excluded from the lien and security interest granted hereunder (and shall, as applicable, not be included as "Shared Collateral", "Equipment", "Inventory", "Receivables", "Related Contracts", "Security Collateral", "Agreement Collateral", "Account Collateral", "Intellectual Property Collateral", "Commercial Tort Claims Collateral", "Assigned Agreements", "Pledged Equity" or "Pledged Debt" for the purposes hereof):

          (i) any Shared Collateral constituting property that is the subject of or relating to any contract, agreement or other document to which any Grantor is a party on the date hereof or any similar contract, agreement or other document entered into by such Grantor after the date hereof shall, in each case, be excluded from the lien and security interest created by such Grantor under this Section 2 to the extent (but only to the extent) that the assignment thereof, or the creation of a lien and security interest therein, would constitute a breach of the terms of such contract, agreement or other document, or would cause a default or event of default under the terms of such contract, agreement or other document, or would permit any party to such contract, agreement or other document to terminate any material contract right arising under any such contract agreement or other document or to exercise any put, call, right of refusal, purchase option or other similar right, or would permit any party to such contract, agreement or other document to terminate such contract, agreement or other document; provided, however, that any of the Excluded Shared Collateral shall automatically cease to be excluded from this Section 2 at such time as (x) the prohibition of assignment or of the creation of a lien and security interest in such Excluded Shared Collateral is no longer in effect or is rendered ineffective as a matter of law or (y) the applicable Grantor has obtained the consent of the other parties to such agreement to the assignment of, or creation of a lien and security interest in, such Excluded Shared Collateral (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustee after the occurrence and during

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                                       14

     the continuance of an Event of Default following the First Priority Lien Satisfaction Date) or (z) the breach, default, event of default or any other conditions otherwise giving rise to the exclusion of such property under this clause (i) shall cease to exist;

          (ii) any contract, agreement or other document (and any contract rights arising thereunder) to which any of the Grantors is a party on the date hereof and any similar contract or agreement entered into by any Grantor after the date hereof, in each case, shall be excluded from the lien and security interest granted by such Grantor under this Section 2 to the extent (but only to the extent) that the assignment thereof, or the creation of a lien and security interest therein, would constitute a breach of the terms of such contract, agreement or other document to which any of the Grantors may now or hereafter be a party or to which any Grantor may now or hereafter be subject, or would cause a default or event of default under the terms of such contract, agreement or other document, or would permit any party to such contract, agreement or other document to terminate any material contract right arising under any such contract agreement or other document or to exercise any put, call, right of refusal, purchase option or other similar right, or would permit any party to such contract, agreement or other document to terminate such contract, agreement or other document (all such contracts, agreements and other documents being the "Excluded Agreements"); provided, however, that (x) except as set forth in clause (iv) below, the exclusion from the lien and security interest granted by such Grantor hereunder of any contract rights of any of the Grantors under one or more of the Excluded Agreements shall not limit, restrict or impair the grant by such Grantor of the lien and security interest in any accounts or receivables arising under any such Excluded Agreement or any payments due or to become due thereunder, and (y) any of the Excluded Agreements shall automatically cease to be excluded from this
     Section 2 at such time as, (A) the prohibition of assignment or of the creation of a lien and security interest in such agreement is no longer in effect or is rendered ineffective as a matter of law or (B) the applicable Grantor has obtained the consent of the other parties to such agreement to the assignment of, or creation of a lien and security interest in, the contract rights of such Grantor thereunder (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustee after the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date);

          (iii) any license, permit or authorization from any Governmental Authority (as defined in the Credit Agreement) in favor of any Grantor shall be excluded from the lien and security interest granted by such Grantor under this Section 2 to the extent (but only to the extent) that the assignment thereof or the creation of a lien and security interest therein would constitute a breach of or a default or event of default under the terms of such license, permit or authorization or would require any separate license, permit or authorization or would otherwise terminate such license, permit or authorization (all of the licenses, permits and authorizations referred to herein being the "Excluded Authorizations"); provided, however, that any of the Excluded Authorizations shall cease to be excluded from this Section 2 at such time as (x) the prohibition of assignment or of the creation of a lien and security interest in such license, permit or authorization is no longer in effect or is rendered ineffective as a matter of law or (y) the applicable Grantor has obtained the consent of the applicable Governmental Authority (as defined in the

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                                       15

     Credit Agreement) to the assignment of, or creation of a lien and security interest in, such license, permit or authorization of such Grantor (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustee after the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date);

          (iv) any Permitted Collateral of any Grantor from time to time pledged, assigned, conveyed or transferred, or against which any right of set-off is granted or in which a Lien or security interest is granted, by such Grantor under any Permitted Contract or Netting Agreement shall be excluded from the lien and security interest granted by such Grantor under this Section 2. To the extent any such lien and security interest is deemed to be granted pursuant to this Agreement in such Permitted Collateral hereunder notwithstanding the exclusion contemplated hereby, such lien and security interest shall ipso facto immediately and automatically terminate, without any further action by any Person, upon any such pledge, assignment, conveyance, transfer, grant of such right of set-off or grant of such Lien and security interest, provided, however, that any such Permitted Collateral shall cease to be excluded from this Section 2 at such time as
     (x) the Permitted Contract or Netting Agreement, as the case may be, related thereto is terminated and the setoff rights, Lien and security interest granted in such Permitted Collateral are terminated or (y) the applicable Grantor has obtained the consent of the applicable Counterparty (as defined in the Credit Agreement) to such Permitted Contracts or Netting Agreements to the assignment of, or creation of a lien and security interest in such Permitted Collateral hereunder (which consent such Grantor shall not be required to obtain hereunder, except upon a request of the Collateral Trustee after the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date);

          (v) as to each Grantor, any outstanding voting stock of any entity that is a controlled foreign corporation under Section 957 of the Internal Revenue Code (or any successor provision thereto), except for voting stock consisting of no more than 66% of the outstanding voting stock of such entity (any such stock being the "Excluded Equity");

          (vi) any property or accounts (including without limitation, coal, power, energy, other energy related products, natural gas, natural gas liquids, condensate, and sulfur, and including any other products resulting from generating, gas gathering, processing, fractionating and refining, marketed by any Grantor on behalf of third parties and the proceeds derived therefrom pursuant to processing agreements and/or marketing arrangements), to the extent (but only to the extent) that any Grantor manages, maintains or markets such property on behalf of a third party, including, without limitation, any Shared Collateral maintained, managed or marketed by any Grantor for a joint venture in which third parties participate or on behalf of third parties;

          (vii) any policy of insurance, provided, however, that proceeds of insurance shall be included as Shared Collateral to the extent the security interest granted hereby in the goods covered by such insurance would continue in accordance with Section 9-315 of the UCC; and

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                                       16

          (viii) the shares of stock or such other Equity Interests owned by and set forth opposite any relevant Grantor's name on Schedule II-A hereto;

provided, however, that any proceeds received by any Grantor from the disposition of Excluded Shared Collateral, Excluded Authorizations, Excluded Equity and any other property excluded under clauses (i) through (viii) above shall constitute Shared Collateral unless any assets or property constituting such proceeds are themselves subject to the exclusions set forth in clauses (i) through (viii) above.

          Section 3. Security for Obligations. (a) Subject to the provisions of Sections 3(b) below, this Second Lien Shared Security Agreement secures, in the case of each Grantor, the payment of all Parity Lien Obligations, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Second Lien Shared Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Parity Lien Obligations and would be owed by such Grantor to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

          (b) Notwithstanding anything to the contrary set forth in this Second Lien Shared Security Agreement or any other Indenture Document, any Shared Collateral that constitutes NGL Assets (as defined in the Indenture) shall secure any Parity Lien Obligations in an aggregate amount not to exceed (i) the maximum amount permitted to be secured by the NGL Assets under the 1996 Indenture on the date of incurrence of such Parity Lien Obligations (without taking into account any First Priority Secured Obligations and Parity Lien Obligations secured by the NGL Assets prior to the date of such incurrence) less
(ii) the amount of all First Priority Secured Obligations and previously incurred Parity Lien Obligations secured by NGL Assets on such date, as such amount shall be set forth in an officers certificate of DHI demonstrating the calculation thereof in reasonable detail. If Parity Lien Obligations are incurred on more than one occasion such Parity Lien Obligations shall be treated as separate tranches each independently secured by the maximum amount permitted under this clause (b) and each tranche shall share proceeds from any realization on any such collateral on a ratable basis.

          (c) Notwithstanding anything to the contrary contained herein, it is agreed that, with respect to the Parent Guarantor, the "Shared Collateral" shall include only the Parent Guarantor's right, title and interest to the following, in each case, whether now owned or hereafter acquired by the Parent Guarantor, and whether now or hereafter existing or arising:

          (i) the Initial Pledged Equity set forth opposite the Parent Guarantor's name on and otherwise described in Part I of Schedule II hereto and issued by DHI and BG Holdings, Inc., respectively, and the certificates, if any, representing such Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial

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                                       17

     Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

          (ii) all additional shares of stock and other Equity Interests of or in DHI, BG Holdings, Inc. or any successor entity (such shares and other Equity Interests, together with the Initial Pledged Equity, being part of the Pledged Equity), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto; and

          (iii) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing.

          It is further acknowledged and agreed that (x) the Parent Guarantor is signing this Second Lien Shared Security Agreement solely for the purpose of granting a security interest in the foregoing property, (y) the security interests granted by the Parent Guarantor hereunder shall not cover any property of the Parent Guarantor other than the foregoing property, and (z) any representations, warranties, covenants, and agreements made by the Parent Guarantor herein shall relate only to the foregoing property.

          Section 4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Shared Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Second Lien Shared Security Agreement had not been executed,
(b) the exercise by the Collateral Trustee of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Shared Collateral and (c) none of the Collateral Trustee or any Secured Party shall have any obligation or liability under the contracts and agreements included in the Shared Collateral by reason of this Second Lien Shared Security Agreement or any other Indenture Document, nor shall any of the Collateral Trustee or any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder or thereunder.

          Section 5. Delivery and Control of Security Collateral. (a) Subject to Section 5(h), with respect to any certificates or instruments representing or evidencing Security Collateral (other than Permitted Investments), to the extent that any relevant Grantor has Knowledge of the existence of such certificates and instruments, such certificates and instruments shall be delivered to and held by or on behalf of the Collateral Trustee pursuant to this Second Lien Shared Security Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Trustee. After the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date, the Collateral Trustee shall have the right, at any time in its discretion and with

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                                       18

notice to DHI, to transfer to or to register in the name of the Collateral Trustee or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 13(a), provided, however, that the failure to deliver any such notice to DHI shall not affect the validity of such actions of the Collateral Trustee. In addition, after the occurrence and during the continuance of an Event of Default and subject to the Intercreditor Agreement, the Collateral Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

          (b) Subject to Section 5(h), with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, to the extent that such Grantor has Knowledge of the existence of such uncertificated securities, such Grantor will cause the issuer thereof either (at such Grantor's election) (i) to register the Collateral Trustee as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustee that such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Trustee provided, however, that the Collateral Trustee agrees that it will not deliver any such instructions to such issuer except upon the occurrence and during the continuance of an Event of Default. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Trustee after the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

          (c) Subject to Section 5(h), with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Trustee is not the entitlement holder, to the extent that such Grantor has Knowledge of the existence of such security entitlements, such Grantor will cause the securities intermediary with respect to such security entitlement either (at such Grantor's election) (i) to identify in its records the Collateral Trustee as the entitlement holders of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustee that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Trustee without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit C hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee (such agreement being a "Securities Account Control Agreement").

          (d) Subject to Section 5(h), with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a commodity contract, to the extent that such Grantor has Knowledge of the existence of such commodity contracts, such Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in an authenticated record with such Grantor and the Collateral Trustee that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Trustee without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit D hereto or otherwise in form and substance reasonably

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                                       19

satisfactory to the Collateral Trustee (such agreement being a "Commodity Account Control Agreement", and all such authenticated records, together with all Securities Account Control Agreements being, collectively, "Security Control Agreements").

          (e) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Shared Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 5 in order to perfect the security interest granted hereunder in such Shared Collateral. For the avoidance of doubt, the provisions of this Section 5(e) shall not apply to any securities account or commodity account that any Grantor manages or maintains on behalf of third parties, such as securities accounts and commodity accounts maintained or managed by any Grantor for a joint venture in which third parties participate.

          (f) Upon the request of the Collateral Trustee upon the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date, such Grantor will notify each such issuer of Pledged Debt that such Pledged Debt is subject to the security interest granted hereunder.

          (g) To the extent that any of the Shared Collateral constituting money or any of the Account Collateral or any Security Collateral is subject to a Permitted Lien and such Permitted Lien has been perfected through control (as such term is used in Sections 9-104 and 9-106 of the UCC) or possession, perfection through possession or control of the security interest created hereunder shall not be required.

          (h)  Notwithstanding anything to the contrary set forth in this
Section 5 or any other provision of this Second Lien Shared Security Agreement, until the First Priority Lien Satisfaction Date, Grantors shall not be required to (i) take any of the actions required under Sections 5(a) through 5(d) herein or (ii) take any other actions with respect to any Collateral that would violate or be inconsistent with the terms of the Intercreditor Agreement or the First Priority Shared Security Agreement. Subject to the terms of the Intercreditor Agreement, the Grantors shall comply with the provisions set forth in Sections 5 and 9 of the First Priority Shared Security Agreement until the First Priority Lien Satisfaction Date. Under the terms of Section 2.09 of the Intercreditor Agreement, the First Priority Collateral Parties have agreed to act as bailees on behalf of the Collateral Trustee in respect of certain Collateral on the terms and conditions set forth therein.

          Section 6. Maintaining the Account Collateral. Following the First Priority Lien Satisfaction Date and so long as any Parity Lien Obligations (other than indemnification obligations that are not yet due and payable) which are accrued and payable shall remain unpaid and unsatisfied and subject to the Intercreditor Agreement:

          (a) Each Grantor will maintain all Designated Accounts only with the Collateral Trustee or with banks (the "Pledged Account Banks") that have agreed, in a record authenticated by the Grantor, the Collateral Trustee and the Pledged Account Banks, to (i) comply with instructions originated by the Collateral Trustee (as set forth in the Account Control Agreement) directing the disposition of funds in the Designated

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                                       20

     Accounts without the further consent of the Grantor and (ii) waive or subordinate (other than as agreed between any Pledged Account Bank and the Collateral Trustee) in favor of the Collateral Trustee all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance reasonably satisfactory to the Collateral Trustee (the "Account Control Agreement"); provided, however, this Section 6(a) shall not apply to Other Deposit Accounts listed in Schedule V hereto, as such Schedule may be updated from time to time.

          (b) Subject in all respects to the provisions of Section 5(g) hereof, each Grantor agrees that it will not add any bank that maintains a deposit account for such Grantor or open any new deposit account with any then existing Pledged Account Bank unless (i) the Collateral Trustee shall have received at least 10 days' prior written notice of such additional bank or such new deposit account and (ii) the Collateral Trustee shall have received, in the case of a bank or Pledged Account Bank that is not the Collateral Trustee, an Account Control Agreement authenticated by such new bank and such Grantor, or a supplement to an existing Account Control Agreement with such then existing Pledged Account Bank, covering such new deposit account (and, upon the receipt by the Collateral Trustee of such Account Control Agreement or supplement, Schedule IV hereto shall be automatically amended to include such Other Deposit Account). Each Grantor may terminate any bank as a Pledged Account Bank or terminate any Designated Account, if it gives the Collateral Trustee at least 10 days' prior written notice of such termination (and, upon such termination, Schedule IV hereto shall be automatically amended to delete such Pledged Account Bank and Other Deposit Account without any additional formal actions or agreements). For the avoidance of doubt, the provisions of this
     Section 6(b) shall not apply to any deposit account that any Grantor manages or maintains on behalf of third parties, such as deposit accounts maintained or managed by any Grantor for a joint venture in which third parties participate.

          (c) Subject in all respects to the provisions of Section 5(g) hereof, upon any termination by a Grantor of any Other Deposit Account by such Grantor, or any Pledged Account Bank with respect thereto, such Grantor will promptly (i) either (at such Grantor's election), (A) comply with the provisions regarding the opening of new deposit accounts as set forth in the first sentence of Section 6(b) or (B) subject to the restrictions set forth in Section 6(f), transfer all funds and property held in such terminated Other Deposit Account to another Other Deposit Account listed in
     Schedule IV and (ii) notify all Obligors that were making payments to such Other Deposit Account to make all future payments to another Other Deposit Account listed in Schedule IV hereto, in each case so that the Collateral Trustee shall have a continuously perfected security interest in such Designated Accounts. Subject in all respects to the provisions of Section 5(g) hereof, after the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date, each Grantor agrees to terminate any or all Account Collateral and Account Control Agreements upon request by the Collateral Trustee.

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          (d)  Upon the occurrence and during the continuance of an Event of
     Default following the First Priority Lien Satisfaction Date, the Collateral Trustee shall have sole right to direct the disposition of funds with respect to each of the Designated Accounts.

          (e) Following the First Priority Lien Satisfaction Date, the Collateral Trustee may, at any time after notice to DHI (provided, however, that the failure to give any such notice to DHI shall not affect the validity of any action taken by the Collateral Trustee pursuant to the provisions of this Section 6(e)), but without consent from the Grantor, transfer, or direct the transfer of, funds from the Designated Accounts to satisfy the Grantor's obligations under this Second Lien Shared Security Agreement if (A) a payment default in respect of principal under this Second Lien Shared Security Agreement shall have occurred and be continuing for a period greater than or equal to three Business Days, or (B) a payment default in respect of any amount other than principal due under this Second Lien Shared Security Agreement shall have occurred and be continuing for a period greater than or equal to five Business Days, or (C) an acceleration of the Parity Lien Debt shall have occurred and be continuing.

          (f) Each of the Grantors agrees that at no time shall the aggregate amount on deposit in the Other Deposit Accounts listed in Schedule V hereto (other than any Other Deposit Account that is subject to a Permitted Lien) exceed $20,000,000.

          Section 7. Maintaining Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Parity Lien Obligations (other than indemnification obligations that are not yet due and payable) which are accrued and payable shall remain unsatisfied:

          (a) Following the First Priority Lien Satisfaction Date, each Grantor will maintain all (i) electronic chattel paper (to the extent that such Grantor has Knowledge of the existence of such electronic chattel paper) so that the Collateral Trustee have control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) all transferable records (to the extent that such Grantor has Knowledge of the existence of such transferable records) so that the Collateral Trustee have control of the transferable records in the manner specified in Section 16 of the UETA; and

          (b) Each Grantor will immediately give notice to the Collateral Trustee of any material commercial tort claim that may arise in the future and will immediately execute or otherwise authenticate a supplement to this Second Lien Shared Security Agreement, and otherwise take all necessary action, to subject such material commercial tort claim to the security interest created under this Second Lien Shared Security Agreement provided, however, that any commercial tort claim shall not be covered by the provisions of this Section 7(b) to the extent, but only to the extent, that the assignment thereof or grant of a security interest therein would violate any effective or enforceable provision of applicable law.

          Section 8. Representations and Warranties. Each Grantor represents and warrants as follows:

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          (a)  As of the date hereof, such Grantor's exact legal name, which is sufficient in accordance with Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. With respect to each Grantor that is not a "registered organization" as such term is defined in Section 9-102 of the UCC, such Grantor has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. Within the five years preceding the execution of this Second Lien Shared Security Agreement, the information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects, except to the extent that failure of such information to be true and accurate could not reasonably be expected to result in a Material Adverse Effect (as defined in the Credit Agreement). To the Knowledge of such Grantor, such Grantor has not previously changed its name, the location of its chief executive office, type of organization, jurisdiction of organization or organizational identification number (if such Grantor, now or has been organized in a jurisdiction that requires the organizational number of a debtor to be identified on the relevant financing statement in order to create a perfected second priority security interest) from those set forth in
     Schedule I hereto except as disclosed in Schedule III hereto.

          (b) Subject to Section 5(h), all Security Collateral consisting of certificated securities and instruments (other than Permitted Investments), have to the Knowledge of the relevant Grantor been delivered to the Collateral Trustee. Subject to Section 5(h), to the Knowledge of the relevant Grantor, none of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Trustee.

          (c) Such Grantor is the legal and beneficial owner of the Shared Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for Permitted Liens or the security interest created under this Second Lien Shared Security Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Shared Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except
     (i) such as may have been filed in favor of the First Priority Controlling Collateral Parties relating to the First Priority Shared Secured Agreement,
     (ii) such as may have been filed in favor of the Collateral Trustee relating to this Second Lien Shared Security Agreement or (iii) as otherwise permitted under the Indenture.

          (d) Subject to Section 5(h), with respect to the Pledged Equity that is an uncertificated security, to the extent that such Grantor has Knowledge of the existence of any such uncertificated securities, such Grantor has caused the issuer thereof either (at such Grantor's election)
     (i) to register the Collateral Trustee as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Trustee that such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Grantor provided, however, that the Collateral Trustee agrees that they will not deliver any such instructions to such issuer except upon the occurrence and during the continuance of an Event of Default. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest. Subject to
     Section 5(h), with respect to all Security Collateral consisting of certificated securities and instruments, to the

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     extent that the relevant Grantor has Knowledge of the existence of such certificated securities and instruments, all such certificated securities and instruments have been delivered to the Collateral Trustee.

          (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto.

          (f) Subject in all respects to the provisions of Section 5(g) hereof, to the Knowledge of the relevant Grantor, such Grantor has no deposit accounts, other than the Account Collateral listed on Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 6(b), and to the Knowledge of the relevant Grantor, legal, binding and enforceable Account Control Agreements with the First Priority Controlling Collateral Parties are in effect for each deposit account that constitutes Account Collateral (other than Account Collateral consisting of deposit accounts maintained with the First Priority Controlling Collateral Parties), except to the extent such Account Control Agreements are not required by Sections 5(g) or 6(a). For the avoidance of doubt, the representations and warranties in this Section 8(f) do not apply with respect to any deposit account that any Grantor manages or maintains on behalf of third parties, such as deposit accounts maintained or managed by any Grantor for a joint venture in which third parties participate.

          (g) Except for the consent of the First Priority Collateral Trustees which has been obtained and subject in all respects to the provisions of Sections 5(g) and 5(h) hereof, to the Knowledge of the relevant Grantor, all filings and other actions (including without limitation, (A) actions necessary to obtain control of Shared Collateral as provided in Sections 9-104, 9-105 and 9-106 of the UCC and Section 16 of UETA and (B) actions necessary to perfect the Collateral Trustee's security interest with respect to Shared Collateral constituting certificated securities or instruments) (excluding (X) notices to state regulators in the State of North Carolina and (Y) approvals of the New York State Public Service Commission that may be required in connection with the creation or perfection of a Lien on any Shared Collateral (the "Required Regulatory Approvals") which the applicable Grantor will use all commercially reasonable efforts to obtain as promptly as reasonably practicable after the date hereof) necessary to perfect the security interest in the Shared Collateral of such Grantor created under this Second Lien Shared Security Agreement have been duly made or taken and are in full force and effect, and this Second Lien Shared Security Agreement creates in favor of the Collateral Trustee for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected security interest in the Shared Collateral of such Grantor, securing the payment of the Parity Lien Obligations except, in each case, (i) as is otherwise permitted pursuant to the express provisions of this Second Lien Shared Security Agreement, (ii) for Permitted Liens and (iii) where the Required Regulatory Approvals must be obtained.

          (h) To the Knowledge of the relevant Grantor, the Grantor has no commercial tort claims other than those listed in Schedule VI hereto.

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          Section 9.  Further Assurances. (a) Subject to Section 5(h) and the
Intercreditor Agreement, each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that (to the Knowledge of such Grantor) may be necessary, or that the Collateral Trustee reasonably may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Shared Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Shared Collateral of such Grantor and subject to the Indenture, Section 5(h) hereof and the Intercreditor Agreement (and the right of the First Priority Controlling Collateral Parties to have such actions taken for their benefit): (i) if any such Shared Collateral shall be evidenced by a promissory note or other instrument or chattel paper and if such Grantor has Knowledge of the existence of any such promissory notes, instruments, or chattel paper, deliver and pledge to the Collateral Trustee hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Trustee; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Trustee reasonably may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) with respect to any certificates representing Security Collateral that constitutes certificated securities, to the extent that the relevant Grantor has Knowledge of the existence of such certificates, deliver and pledge to the Collateral Trustee for ratable benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (iv) subject in all respects to the provisions of Section 5(g) hereof, with respect to any Shared Collateral consisting of deposit accounts, electronic chattel paper, investment property or transferable records, to the extent that the relevant Grantor has Knowledge of the existence of such deposit accounts, electronic chattel paper, investment property or transferable records, take all action necessary to ensure that the Collateral Trustee has control of Shared Collateral consisting of deposit accounts, electronic chattel paper, investment property and transferable records as provided in Sections 9-104, 9-105 and 9-106 of the UCC and in Section 16 of UETA; (v) upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Trustee, take all action to ensure that the Collateral Trustee's security interest is noted on any certificate of title related to any Shared Collateral evidenced by a certificate of title; and (vi) deliver to the Collateral Trustee evidence that all other action that the Collateral Trustee may deem reasonably necessary in order to perfect and protect the security interest created by such Grantor under this Second Lien Shared Security Agreement has been taken.

          (b) Each Grantor hereby authorizes the Collateral Trustee to file one or more financing and continuation statements, and amendments thereto, relating to all or any part of the Shared Collateral of such Grantor without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Second Lien Shared Security Agreement or any financing statement covering the Shared Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Trustee to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

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          (c)  Each Grantor will furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Shared Collateral of such Grantor and such other reports in connection with such Shared Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.

          Section 10. Post-Closing Changes; Bailees; Collections on Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number (if such Grantor is organized in a jurisdiction that requires the organizational number of a debtor to be identified on a financing statement in order to create a perfected second priority security interest) or location of its chief executive office (in the case only of a Grantor that is not a "registered organization", as such term is defined in Section 9-102 of the UCC) from those set forth in Section 8(a) of this Second Lien Shared Security Agreement without first giving at least 30 days' prior written notice to the Collateral Trustee and taking all action required by the Collateral Trustee for the purpose of perfecting or protecting the security interest granted by this Second Lien Shared Security Agreement. Except with respect to security agreements related to Permitted Liens, no Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Trustee 30 days' prior written notice thereof and taking all action required by the Collateral Trustee to ensure that the perfection and second priority nature of the Collateral Trustee's security interest in the Shared Collateral will be maintained. If any Grantor that is organized in a jurisdiction that requires the organizational number of a debtor to be identified on a relevant financing statement in order to create a perfected second priority security interest does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Trustee of such organizational identification number.

          (b) If any Shared Collateral constituting goods of any Grantor is, to the Knowledge of such Grantor, at any time in the possession or control of a warehouseman, bailee or agent, or if the Collateral Trustee so requests, such Grantor will (i) notify such warehouseman, bailee or agent of the security interest created hereunder and under the First Priority Shared Security Agreement, (ii) instruct such warehouseman, bailee or agent to hold all such Shared Collateral solely for the Collateral Trustee's account subject (A) to the Intercreditor Agreement (and the prior rights of the First Priority Controlling Collateral Parties on behalf of the holders of the First Priority Obligations) and (B) after the First Priority Lien Satisfaction Date, to the Collateral Trustee's instructions (which shall permit such Shared Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Trustee notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Shared Collateral for the applicable First Priority Controlling Collateral Parties' and Collateral Trustee's benefit and shall, after the First Priority Lien Satisfaction Date, act solely on the instructions of the Collateral Trustee without the further consent of the Grantor or any other Person; provided, however, that the Collateral Trustee agrees that it will not deliver any such instructions to such issuer except upon the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date, and (iv) make such authenticated record available to the Collateral Trustee.

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          (c)  Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts.
In connection with such collections, such Grantor may take (and, at the Collateral Trustee's direction given after the occurrence and during the continuance of an Event of Default following the First Priority Lien
Satisfaction Date, will take) such action as such Grantor or the Collateral Trustee may deem necessary to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Collateral
Trustee shall have the right at any time, upon the occurrence and during the continuance of an Event of Default following the First Priority Lien
Satisfaction Date, and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables and Related Contracts of the assignment of such Receivables and Related Contracts to the Collateral Trustee and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Trustee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Trustee referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Trustee hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustee in the same form as so received (with any necessary indorsement) to be applied as provided in the Intercreditor Agreement and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon except in the ordinary course of such Grantor's business. For the avoidance of doubt, none of the provisions of this Section 10(c) shall apply with respect to any Property that is excluded from the lien and security interest granted hereunder pursuant to the provisions of paragraphs (i), (ii),
(iii), (iv), (v), (vi), (vii) or (viii) of the "notwithstanding" clause at the end of Section 2, including, but not limited to, Excluded Shared Collateral, Excluded Authorizations, Permitted Collateral or Excluded Equity.

          Section 11. As to Intellectual Property Collateral. (a) With respect to its material Intellectual Property Collateral, each Grantor agrees, upon the request of the Collateral Trustee, to execute or otherwise authenticate an agreement in substantially the form set forth in Exhibit E hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee (an "Intellectual Property Second Lien Shared Security Agreement"), for recording the security interest granted hereunder to the Collateral Trustee in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such material Intellectual Property Collateral; provided that such Intellectual Property Collateral is granted to the First Priority Controlling Collateral Parties.

          (b) Each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 2(g) that is not on the date hereof a part of the Intellectual Property Collateral ("After-Acquired Intellectual Property") (i) the provisions of this Second Lien Shared

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Security Agreement shall automatically apply thereto, and (ii) any such
After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Second Lien Shared Security Agreement with respect thereto; provided that such Intellectual Property Collateral is granted to the First Priority Controlling Collateral Parties. At the end of each fiscal quarter of DHI, each Grantor shall give written notice to the Collateral Trustee identifying any material After-Acquired Intellectual Property acquired during such fiscal quarter, and upon the request of the Collateral Trustee, such Grantor shall execute and deliver to the Collateral Trustee with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit F hereto or otherwise in form and substance reasonably satisfactory to the Collateral Trustee (an "IP Second Lien Shared Security Agreement Supplement") covering such material After-Acquired Intellectual Property which IP Second Lien Shared Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such material After-Acquired Intellectual Property; provided that such Intellectual Property Collateral is granted to the First Priority Controlling Collateral Parties.

          Section 12. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action could reasonably be expected to result in a Material Adverse Effect (as defined in the Credit Agreement).

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of this Second Lien Shared Security Agreement; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the First Priority Controlling Collateral Parties, or following the First Priority Lien Satisfaction Date, the Collateral Trustee to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Trustee, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) Following the First Priority Lien Satisfaction Date, the Collateral Trustee will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph
     (ii) above.

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          (b)  Upon the occurrence and during the continuance of an Event of
Default, subject to the Intercreditor Agreement and notice to DHI (provided that the failure to give any such notice shall not affect the validity of any of the following actions taken by the Collateral Trustee):

          (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) shall, upon notice to such Grantor by the First Priority Controlling Collateral Parties, or following the First Priority Lien Satisfaction Date, the Collateral Trustee, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the First Priority Controlling Collateral Parties, or following the First Priority Lien Satisfaction Date, the Collateral Trustee, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as collateral such dividends, interest and other distributions.

          (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this
     Section 12(b) shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the First Priority Controlling Collateral Parties, or following the First Priority Lien Satisfaction Date, the Collateral Trustee as collateral in the same form as so received (with any necessary indorsement).

          (iii) Following the First Priority Lien Satisfaction Date, the Collateral Trustee shall be authorized to send to each Securities Intermediary or Commodity Intermediary as defined in and under any Security Control Agreement a Notice of Exclusive Control as defined in and under such Security Control Agreement.

          Section 13. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Trustee, intends to (and hereby does) assign to the Collateral Trustee its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee, subject to the prior rights of the First Priority Controlling Collateral Parties therein for the benefit of the holders of the First Priority Obligations. Following the First Priority Lien Satisfaction Date and upon the request of the Collateral Trustee after the occurrence and during the continuance of an Event of Default and subject to the Intercreditor Agreement, each Grantor will promptly use its commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof in a Consent to Assignment of Letter of Credit Rights.

          (b) Upon the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date, each Grantor will, promptly upon request by the Collateral Trustee, (i) notify (and such Grantor hereby authorizes the Collateral Trustees to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral

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Trustee hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Trustee or its designee.

          (c) With respect to any Securities Account Control Agreement, Commodity Accounts Control Agreement, Account Control Agreement or Consent to Assignment of Letter of Credit Rights, the Collateral Trustee agrees that it will not issue any entitlement orders or other directions, instructions or notifications thereunder with respect to the disposition or transfer of any Shared Collateral therein addressed or blocking any Grantor's ability to deal with any such Shared Collateral, except upon the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date. The Collateral Trustee further agrees that, upon its issuance of any such entitlement orders, directions, instructions or notifications, it will promptly provide a copy thereof to the relevant Grantor.

          Section 14. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Shared Collateral, other than sales, assignments and other dispositions of Shared Collateral, and options relating to Shared Collateral, permitted under the terms of the Indenture and Intercreditor Agreement or (ii) create or suffer to exist any Lien upon or with respect to any of the Shared Collateral of such Grantor except for the pledge, assignment and security interest created under this Second Lien Shared Security Agreement and Liens permitted under the Indenture.

          (b) Each Grantor agrees that it will pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities that are issued by any Grantor and are Pledged Equity.

          Section 15. Collateral Trustee Appointed Attorney-in-Fact. Subject to the Indenture and the Intercreditor Agreement, each Grantor hereby irrevocably appoints the Collateral Trustee such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default following the First Priority Lien Satisfaction Date, in the Collateral Trustee's discretion, to take any action and to execute any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Second Lien Shared Security Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Collateral Trustee pursuant to the provisions of the Indenture,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Shared Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or desirable for the collection of any of the Shared Collateral or otherwise to enforce compliance with the terms and conditions of

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     any Assigned Agreement or the rights of the Collateral Trustee with respect to any of the Shared Collateral.

          Section 16. Collateral Trustee May Perform. Subject to the Intercreditor Agreement, if any Grantor fails to perform any agreement contained herein, the Collateral Trustee may, but without any obligation to do so and without notice, themselves perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by such Grantor under Section 19.

          Section 17. The Collateral Trustee's Duties. (a) The powers conferred on the Collateral Trustee hereunder are solely to protect the Shared Secured Parties' interest in the Shared Collateral and shall not impose any duty upon them to exercise any such powers. Except for the safe custody of any Shared Collateral in its possession and the accounting for moneys actually received by them hereunder, the Collateral Trustee shall have no duty as to any Shared Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Shared Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Shared Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Shared Collateral in its possession if such Shared Collateral is accorded treatment substantially equal to that which it accords its own property.

          (b) Anything contained herein to the contrary notwithstanding, the Collateral Trustee may from time to time, when the Collateral Trustee deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Trustee hereunder with respect to all or any part of the Shared Collateral, subject to Section 11.02 of the Indenture. In the event that the Collateral Trustee so appoints any Subagent with respect to any Shared Collateral, (i) the assignment and pledge of such Shared Collateral and the security interest granted in such Shared Collateral by each Grantor hereunder shall be deemed for purposes of this Second Lien Shared Security Agreement to have been made to such Subagent, in addition to the Collateral Trustee, for the ratable benefit of the Secured Parties, as security for the Parity Lien Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Trustee, with all rights, powers, privileges, interests and remedies of the Collateral Trustee hereunder with respect to such Shared Collateral, and (iii) the term "Collateral Trustee," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Trustee with respect to such Shared Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Shared Collateral unless and except to the extent expressly authorized in writing by the Collateral Trustee and permitted by the Intercreditor Agreement.

          Section 18. Remedies. If any Event of Default shall have occurred and be continuing and subject to the Intercreditor Agreement:

          (a) The Collateral Trustee may exercise in respect of the Shared Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Shared Collateral) and also may: (i) require each Grantor

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     to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Trustee forthwith, assemble all or part of the Shared Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place and time to be designated by the Collateral Trustee that is reasonably convenient to all parties; (ii) without notice except as specified below, sell the Shared Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable; (iii) to the fullest extent permitted by applicable law and by contracts with third parties, and subject to any applicable safety requirements at any such premises, occupy any premises owned or leased by any of the Grantors where the Shared Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate their rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Shared Collateral, or otherwise in respect of the Shared Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Shared Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Shared Collateral, including, without limitation, those set forth in
     Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Shared Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by or on behalf of the Collateral Trustee and all cash proceeds received by or on behalf of the Collateral Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Shared Collateral may, in the discretion of the Collateral Trustee, be held by the Collateral Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Trustee pursuant to Section 19) in whole or in part by the Collateral Trustee for the ratable benefit of the Secured Parties against, all or any part of the Parity Lien Obligations, in accordance with the terms of the Intercreditor Agreement.

          (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Shared Collateral shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the First Priority Controlling Collateral Parties, or following the First Priority Lien Satisfaction Date, the Collateral Trustee in the same form as so received (with any necessary endorsement).

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          (d)  The Collateral Trustee may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Parity Lien Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

          (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Trustee or their designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

          Section 19. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless the Collateral Trustee and each Secured Party and each of their affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Second Lien Shared Security Agreement (including, without limitation, enforcement of this Second Lien Shared Security Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The provisions of this Section 19(a) shall survive the termination of this Agreement.

          (b) Each Grantor will upon demand pay to the Collateral Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of their counsel and of any experts and agents, that the Collateral Trustee may incur in connection with (i) the administration of this Second Lien Shared Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Shared Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Trustee, the Secured Parties hereunder or
(iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          (c) EACH GRANTOR ACKNOWLEDGES THAT THIS SECOND LIEN SHARED SECURITY AGREEMENT AND OTHER TRANSACTION DOCUMENTS CONTAIN PROVISIONS RELEASING EACH INDEMNIFIED PARTY FROM LIABILITY AND/OR INDEMNIFYING AND HOLDING HARMLESS EACH INDEMNIFIED PARTY FOR, AMONG OTHER THINGS, INDEMNIFIED PARTY'S OWN NEGLIGENCE. EACH GRANTOR AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THESE DOCUMENTS ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT EACH GRANTOR HAS FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS. EACH GRANTOR HEREBY WAIVES ANY DEFENSES IT MIGHT ASSERT AGAINST

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EACH INDEMNIFIED PARTY BASED ON THE HOLDING OF THE TEXAS SUPREME COURT IN ETHYL
CORP. v. DANIEL CONST. CO., 725 S.W.2d 705 (Tex. 1987), PAGE PETROLEUM, INC., et al. V. DRESSER INDUSTRIES, INC., et al., 853 S.W.2d 505 (Tex. 1993), AND QUORUM HEALTH RESOURCES, L.L.C. v. MAVERICK COUNTY HOSPITAL DISTRICT et al., 308 F.3rd 451 (5th Cir. 2002) AND ANY RELATED CASE LAW HOLDINGS.

          Section 20. Amendments; Waivers; Additional Grantors; Etc. (a) Subject to the terms of the Indenture and the Intercreditor Agreement and clause (b) below, no amendment or waiver of any provision of this Second Lien Shared Security Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustee and DHI and otherwise shall comply with the provisions of Section 3.01 of the Intercreditor Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Trustee or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) This Second Lien Shared Security Agreement shall be automatically amended or waived without further action under the conditions set forth in the Intercreditor Agreement. In the event of any such amendment, the Collateral Trustee upon the request of any Grantor or any First Priority Secured Party will enter into an instrument confirming such amendment or waiver.

          (c) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Second Lien Shared Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Second Lien Shared Security Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Second Lien Shared Security Agreement to "Shared Collateral" shall also mean and be a reference to the Shared Collateral of such Additional Grantor, and (ii) the supplemental schedules I-VI attached to each Second Lien Shared Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VI, respectively, hereto, and the Collateral Trustee may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Second Lien Shared Security Agreement Supplement.

          Section 21. Notices, Etc. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or any other Shared Collateral Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to Section 21(c)) electronic mail address, as follows:

          (i) as to the Collateral Trustee, addressed to its address specified in the Indenture;

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          (ii)  as to any Grantor, addressed to it at its address shown on
     Schedule I hereto; and

          (iii) as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

          All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 21(c)), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

          (b) Any amendment or waiver of any provision of this Second Lien Shared Security Agreement or of any Second Lien Shared Security Agreement Supplement or Schedule hereto may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Collateral Trustee may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

          (c) Electronic mail and Internet and intranet websites may be used only to distribute routine communications and to distribute Shared Collateral Documents for execution by the parties thereto, and may not be used for any other purpose.

          (d) The Collateral Trustee shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Grantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Grantor shall indemnify the Collateral Trustee from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Grantor. All telephonic notices to and other communications with the Collateral Trustee may be recorded by the Collateral Trustee, and each of the parties hereto hereby consents to such recording.

          Section 22. Continuing Security Interest. This Second Lien Shared Security Agreement shall create a continuing security interest in the Shared Collateral and shall (a) remain in full force and effect until all of the Shared Collateral is released, and this Second Lien Shared Security Agreement is terminated in accordance with the terms of this Second Lien Shared Security Agreement and the Indenture, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and on behalf of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any holder of the Notes may assign or otherwise transfer all or any portion of its Notes to any

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other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such holder of the Notes herein or otherwise, in each case as provided in Section 2.06 of the Indenture.

          Section 23. Release; Termination. The Collateral Trustee shall release all or any portion of the Shared Collateral solely on terms and subject to the conditions set forth in, or as required by, Article 2 of the Intercreditor Agreement or Section 12.04 of the Indenture. Upon request (and at the expense) of any Grantor, the Collateral Trustee will execute and deliver such instruments of release as such Grantor may reasonably request to evidence any such release.

          Section 24. Security Interest Absolute. The obligations of each Grantor under this Second Lien Shared Security Agreement are independent of the Parity Lien Obligations or any other Obligations of any other Grantor under or in respect of this Second Lien Shared Security Agreement, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Second Lien Shared Security Agreement, irrespective of whether any action is brought against such Grantor or any other Grantor or whether such Grantor or any other Grantor is joined in any such action or actions. All rights of the Collateral Trustee and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall to the fullest extent permitted under applicable law, be irrevocable, absolute and unconditional irrespective of, and to the fullest extent permitted under applicable law, each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of this Second Lien Shared Security Agreement or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Parity Lien Obligations or any other Obligations of any other Grantor under or in respect of this Second Lien Shared Security Agreement or any other amendment or waiver of or any consent to any departure from this Second Lien Shared Security Agreement, including, without limitation, any increase in the Parity Lien Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Shared Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Parity Lien Obligations;

          (d) any manner of application of any Shared Collateral or any other collateral, or proceeds thereof, to all or any of the Parity Lien Obligations, or any manner of sale or other disposition of any Shared Collateral or any other collateral for all or any of the Parity Lien Obligations or any other Obligations of any other Grantor under or in respect of this Second Lien Shared Security Agreement or any other assets of any Grantor or any of its Subsidiaries;

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          (e)  any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries;

          (f) any failure of any Secured Party to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

          (g) the failure of any other Person to execute this Second Lien Shared Security Agreement or any other Shared Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Parity Lien Obligations; or

          (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

To the fullest extent permitted under applicable law, this Second Lien Shared Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Parity Lien Obligations is rescinded or must otherwise be returned by the Collateral Trustee or any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

          Section 25. Execution in Counterparts. This Second Lien Shared Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Lien Shared Security Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Second Lien Shared Security Agreement.

          Section 26. The Mortgages. In the event that any of the Shared Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage or the Second Preferred Fleet Mortgage and the terms of such Mortgage or Second Preferred Fleet Mortgage are inconsistent with the terms of this Second Lien Shared Security Agreement, then with respect to such Shared Collateral, the terms of such Mortgage or such Second Preferred Fleet Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Second Lien Shared Security Agreement shall be controlling in the case of all other Shared Collateral.

          Section 27. Collateral in the State of Louisiana. (a) As to all Shared Collateral now or hereafter located in the State of Louisiana, or as to which the laws of the State of Louisiana may now be or hereafter become applicable, each Grantor hereby acknowledges the Parity Lien Obligations, whether now existing or to arise hereafter, and confesses judgment thereon if the Parity Lien Obligations are not paid at maturity, and does by these presents

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consent, agree and stipulate that if any portion of the Parity Lien Obligations is not promptly and fully paid when due, the Parity Lien Obligations shall, at the option of the Collateral Trustee and subject to the Intercreditor Agreement, become immediately due and payable and it shall be lawful for the Collateral Trustee, without making a demand and without notice or putting in default, the same being hereby expressly waived, to cause all and singular the Shared Collateral to be seized and sold by executory process, without appraisement (appraisement being hereby expressly waived), either in its entirety or in lots or parcels, as the Collateral Trustee may determine, to the highest bidder for cash, or on such terms as plaintiff in such proceedings may direct.

          (b) To the fullest extent permitted under applicable law, each Grantor hereby expressly waives: (a) the benefit of appraisement, as provided in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring the same; (b) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure; (c) the notice of seizure required by Articles 2293 and 2721, Louisiana Code of Civil Procedure;
(d) the three (3) days delay provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure; and (e) the benefit of the other provisions of Articles 2331, 2722 and 2723, Louisiana Code of Civil Procedure, and the benefit of any other Articles or laws relating to rights of appraisement, notice, or delay not specifically mentioned above; and, to the fullest extent permitted under applicable law, each Grantor expressly agrees to the immediate seizure of the Shared Collateral in the event of suit hereon.

          (c) Each Grantor acknowledges that the Collateral Trustee shall have all rights to appointment of a keeper in connection with any action to foreclose the lien hereof, all in accordance with La. R.S. 9:5136 et seq. The Court before which the proceedings are pending shall determine the keeper's fees, and the payment of such fees shall constitute a portion of the Parity Lien Obligations secured by the lien hereof.

          (d) This Section 27 shall in no way affect or be deemed a waiver of the provisions of Section 28 or Section 29.

          Section 28. Governing Law. This Second Lien Shared Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          Section 29. Submission to Jurisdiction and Waiver. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Second Lien Shared Security Agreement and the other Indenture Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Second Lien Shared Security Agreement shall affect any right that any party may otherwise have to bring any action

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or proceeding relating to this Second Lien Shared Security Agreement in the courts of any jurisdiction.

          (b) Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Second Lien Shared Security Agreement to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

          (c) EACH GRANTOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECOND LIEN SHARED SECURITY AGREEMENT, THE LOANS OR THE ACTIONS OF ANY BANKS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          Section 30. Intercreditor Agreement. Notwithstanding anything in this Second Lien Shared Security Agreement to the contrary, the Lien and security interest granted to the Collateral Trustee pursuant to this Second Lien Shared Security Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Second Lien Shared Security Agreement, the terms of the Intercreditor Agreement shall govern.

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          IN WITNESS WHEREOF, the parties hereto have executed this Second Lien
Shared Security Agreement to be effective as provided herein.

                                        DYNEGY HOLDINGS INC.


                                        By:  /s/ Charles C. Cook
                                           -------------------------------------
                                        Name:  Charles C. Cook
                                             -----------------------------------
                                        Title: Assistant Treasurer
                                              ----------------------------------

                  Dynegy Second Lien Shared Security Agreement

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                                       40

                                        DYNEGY POWER CORP.
                                        DPC II INC.
                                        DYNEGY ENGINEERING, INC.
                                        DYNEGY SERVICES, INC.
                                        DYNEGY POWER MANAGEMENT
                                        SERVICES, L.P.,
                                            By: Dynegy Services, Inc., its
                                                general partner
                                        CALCASIEU POWER, INC.
                                        DYNEGY OPERATING COMPANY
                                        DYNEGY PARTS AND TECHNICAL SERVICES,
                                        INC.
                                        DYNEGY POWER MANAGEMENT SERVICES, INC.
                                        HEP COGEN, INC.
                                        NORTHWAY COGEN, INC.
                                        DYNEGY POWER INVESTMENTS, INC.
                                        DYNEGY POWER SERVICES, INC.
                                        DYNEGY POWER NEVADA, INC.
                                        MICHIGAN COGEN, INC.
                                        MICHIGAN POWER, INC.
                                        MICHIGAN POWER HOLDINGS, INC.
                                        OCG COGEN, INC.
                                        OYSTER CREEK COGEN, INC.
                                        PORT ARTHUR COGEN, INC.
                                        RRP COMPANY
                                        DPC COLOMBIA - OPON POWER RESOURCES
                                        COMPANY
                                        TERMO SANTANDER HOLDING, LLC
                                        RIVERSIDE GENERATION, INC.
                                        RIVERSIDE GENERATING COMPANY, L.L.C.
                                        ROLLING HILLS GENERATION, INC.
                                        DYNEGY RENAISSANCE POWER, INC.
                                        DYNEGY NORTHEAST GENERATION, INC.
                                        HUDSON POWER, L.L.C.
                                        DYNEGY MIDSTREAM GP, INC.
                                        DYNEGY MIDSTREAM SERVICES, LIMITED
                                        PARTNERSHIP
                                           By: Dynegy Midstream G.P., Inc.,
                                               its general partner


                                        By:  /s/ Robert T. Ray
                                           -------------------------------------
                                            Robert T. Ray
                                            Sr. Vice President-Treasurer


                  Dynegy Second Lien Shared Security Agreement

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                                       41

                                        DYNEGY LIQUIDS MARKETING AND TRADE
                                        DYNEGY OPI, LLC
                                        DYNEGY NGL PIPELINE COMPANY, LLC
                                        DYNEGY INTRASTATE PIPELINE, LLC
                                        DYNEGY ENERGY PIPELINE COMPANY LLC
                                        DYNEGY UPPER HOLDINGS, L.L.C.
                                        DYNEGY HOLDING COMPANY, L.L.C.
                                        DMG ENTERPRISES, INC.
                                        HAVANA DOCK ENTERPRISES, LLC
                                        DMT HOLDINGS, INC.
                                        DMT G.P., L.L.C.
                                        DMT HOLDINGS, L.P.
                                        DYNEGY MARKETING AND TRADE
                                        DYNEGY COAL TRADING & TRANSPORTATION,
                                        L.L.C.
                                        NGC STORAGE, INC.
                                        BLACK THUNDER MEMBER, INC.
                                        PARISH POWER, INC.
                                        CALCASIEU POWER, LLC
                                        DELTA COGEN, INC.
                                        DYNEGY POWER HOLDINGS, INC.
                                        COGEN POWER, INC.
                                        COGEN POWER, L.P.
                                          By: CoGen Power, Inc., its general
                                              partner
                                        DYNEGY LIQUIDS G.P., L.L.C.
                                          By: Dynegy Midstream Services,
                                              Limited Partnership, its sole
                                              member
                                          By: Dynegy Midstream G.P., Inc.
                                              its general partner
                                        DYNEGY INC.


                                        By:  /s/ Robert T. Ray
                                           -------------------------------------
                                            Robert T. Ray
                                            Sr. Vice President-Treasurer


                  Dynegy Second Lien Shared Security Agreement

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                                       42

                                        MIDSTREAM BARGE COMPANY, L.L.C.
                                        DYNEGY REGULATED HOLDINGS, LLC


                                        By:  /s/ Robert T. Ray
                                           -------------------------------------
                                            Robert T. Ray
                                            Vice President-Treasurer



                Dynegy Second Lien Shared Security Agreement

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                                       43

                                        BG HOLDINGS, INC.
                                        BLACK MOUNTAIN COGEN, INC.
                                        BLUEGRASS GENERATION, INC.
                                        BLUEGRASS GENERATION COMPANY, L.L.C.
                                        DYNEGY CABRILLO II LLC
                                        BLUE RIDGE GENERATION INC.
                                        BLUE RIDGE GENERATION LLC
                                        CHICKAHOMINY GENERATING COMPANY
                                        CHICKAHOMINY POWER, LLC
                                        FLORIDA MERCANTILE POWER, INC.
                                        PALMETTO POWER, L.L.C.
                                        GASIFICATION SERVICES, INC.
                                        GEORGIA MERCANTILE POWER, INC.
                                        HEARD COUNTY POWER, L.L.C.
                                        HART COUNTY IPP, INC.
                                        HARTWELL INDEPENDENT POWER PARTNERS,
                                        INC.
                                        HARTWELL POWER COMPANY
                                        DYNEGY DANSKAMMER, L.L.C.
                                        DYNEGY ROSETON, L.L.C.
                                        DYNEGY HUDSON POWER RETAIL, L.L.C.
                                        DYNEGY GLOBAL ENERGY, INC.
                                        DYNEGY BROADBAND MARKETING AND TRADE
                                        DYNEGY GP INC.
                                        DYNEGY TECHNOLOGY CAPITAL CORP.
                                        DYNEGY STRATEGIC INVESTMENTS, L.P.
                                          By: Dynegy Strategic Investments GP,
                                              L.L.C., its general partner
                                        DYNEGY STRATEGIC INVESTMENTS GP, L.L.C.
                                        RENAISSANCE POWER, L.L.C.
                                        ROLLING HILLS GENERATING, L.L.C.
                                        DYNEGY POWER MARKETING, INC.


                                        By:  /s/ Charles C. Cook
                                           -------------------------------------
                                            Charles C. Cook
                                            Vice President


                Dynegy Second Lien Shared Security Agreement

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                                       44

                                        DYNEGY ENERGY SERVICES, INC.
                                        ILLINOIS POWER ENERGY, INC.
                                        DES NORTHEAST, INC.
                                        DEM GP, LLC
                                        DYNEGY ENERGY MARKETING, LP
                                          By: DEM GP, LLC, its general partner
                                        DYNEGY ADMINISTRATIVE SERVICES COMPANY
                                        NIPC, INC.
                                        DFS L.P., LLC
                                        DFS GENERAL PARTNER, LLC
                                        DYNEGY FINANCIAL SERVICES, LIMITED
                                        PARTNERSHIP
                                        DYNEGY CATLIN MEMBER, INC.
                                        DYNEGY MIDWEST GENERATION , INC.
                                        DYNEGY I.T., INC.
                                        CHESAPEAKE POWER, INC.
                                        JAMES RIVER ENERGY CORP.
                                        DPC POWER RESOURCES HOLDING COMPANY
                                        DRY CREEK POWER, INC.
                                        ROCKINGHAM POWER, L.L.C.
                                        DYNEGY POWER DEVELOPMENT COMPANY


                                        By:  /s/ Charles C. Cook
                                           -------------------------------------
                                            Charles C. Cook
                                            Vice President


                Dynegy Second Lien Shared Security Agreement

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                                       45

                                        DYNEGY MANAGEMENT, INC.
                                        DMS LP, INC.
                                        DMT L.P., L.L.C.
                                        DYNEGY STRATEGIC INVESTMENTS LP, INC.
                                        DEM LP, LLC


                                        By:  /s/ Larry F. Altenbaumer
                                           -------------------------------------
                                            Larry F. Altenbaumer
                                            President



                Dynegy Second Lien Shared Security Agreement

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                                       46

Acknowledged on the date hereof by:


WELLS FARGO BANK MINNESOTA, N.A.,
as Collateral Trustee


By:  /s/ Jeffery Rose
   -------------------------------------
   Name:  Jeffery Rose
   Title: Corporate Trust Officer



                Dynegy Second Lien Shared Security Agreement